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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2009

                             PULASKI FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

         Missouri                    0- 24571             43-1816913
         --------                    --------             ----------
(State or other jurisdiction of     (Commission          (IRS Employer
incorporation or organization)      File Number)       Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         On March 16, 2009, Pulaski Financial Corp. (the "Company"), the holding company of Pulaski Bank (the "Bank"), announced the resignation of Ramsey K. Hamadi as Chief Financial Officer of the Company and the Bank, effective April 1, 2009.

         Also on March 16, 2009, the Company and Bank announced that Paul Milano has been appointed interim Chief Financial Officer of the Company and Bank, effective April 1, 2009. Mr. Milano, age 52, a certified public accountant, is currently serving as Senior Vice President, Secretary, Treasurer and Controller of the Bank. Mr. Milano joined the Company and the Bank in January 2006 and had previously served as a director of and consultant to Premier Bancshares, Inc., a $148-million bank holding company headquartered in Dallas, Texas since 2003. Before joining Premier, Mr. Milano served as Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Jefferson Savings Bancorp, Inc., a $2 billion publicly-traded thrift, until it was merged into Union Planters Bank in 2002 following its purchase. Mr. Milano also served nine years with the public accounting firm of KPMG LLP, leaving in 1990 as Senior Manager to join Jefferson Savings. Mr. Milano is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.

         The press release announcing Mr. Hamadi's resignation and Mr. Milano's appointment is included as Exhibit 99.1 to this report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated March 16, 2009


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: March 17, 2009                  By: /s/ Gary W. Douglass
                                          --------------------------------------
                                          Gary W. Douglass
                                          President and Chief Executive Officer